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Community Financial Shares, Inc.
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COMMUNITY FINANCIAL SHARES, INC.

357 Roosevelt Road

Glen Ellyn, Illinois 60137

Dear Stockholder:

The Board of Directors of Community Financial Shares, Inc. (the “Company”) is writing to solicit your consent on behalf of the Company to approve the Community Financial Shares, Inc. 2013 Stock Incentive Plan (the “2013 Stock Incentive Plan”). The 2013 Stock Incentive Plan, which was approved by the Company’s Board of Directors on September 19, 2013, is designed to attract and retain certain selected officers, key employees, non-employee directors and consultants whose skills and talents are important to the Company’s operations, and to reward these individuals for making major contributions to the success of the Company by awarding them a proprietary interest in the growth and performance of the Company.

In order to save the expense associated with holding a special meeting of the Company’s stockholders, the Board of Directors has elected to obtain stockholder approval of the 2013 Stock Incentive Plan by written consent pursuant to Section 2-505 of the Maryland Business Corporation Act, rather than by calling a meeting of stockholders. This consent solicitation statement and the enclosed written consent form are being sent to the holders of record of our common stock (the “Common Stock”) and voting Series C convertible noncumulative perpetual preferred stock (the “Series C Preferred Stock”) on or about December 9, 2013. We are soliciting consents from all of the holders of record of our shares of Common Stock and Series C Preferred Stock as of December 2, 2013.

Our Board of Directors recommends that you consent to the approval of the 2013 Stock Incentive Plan. Although our Board of Directors has approved the 2013 Stock Incentive Plan, the 2013 Stock Incentive Plan must also be approved by the holders of a majority of our outstanding shares of Common Stock and Series C Preferred Stock (on a fully converted basis), voting together as a single class, as of the December 2, 2013 record date. As a result, the 2013 Stock Incentive Plan will be approved when we have received consents to the approval of the 2013 Stock Incentive Plan from stockholders representing a majority of the outstanding shares of Common Stock and Series C Preferred Stock (on fully converted basis) voting together as a single class.

Your consent is important regardless of the number of shares of Common Stock or Series C Preferred Stock that you hold. If you consent to the approval of the 2013 Stock Incentive Plan, please submit your consent via the Internet or telephone or mark the “CONSENT” box on the enclosed written consent form to vote in favor of the approval of the 2013 Stock Incentive Plan, and complete, date, sign, and return your written consent form to us by December 30, 2013.

By Order of the Board of Directors,

/s/ Christopher P. Barton

Christopher P. Barton
Corporate Secretary

Glen Ellyn, Illinois

December 9, 2013

NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This document and the information incorporated by reference in this document include forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to the Company’s management and involve external risks and uncertainties, including, but not limited to, those described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. Forward-looking statements include information concerning the Company’s possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company is including this statement for purposes of these safe harbor provisions. Forward-looking statements can often be identified by the use of words like “estimate,” “project,” “intend,” “anticipate,” “expect” and similar expressions. These forward-looking statements include:

•	Statements of the Company’s goals, intentions and expectations;

•	Statements regarding the Company’s business plan and growth strategies;

•	Statements regarding the asset quality of the Company’s loan and investment portfolios; and

•	Estimates of the Company’s risks and future costs and benefits.

The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include, but are not limited to, the following:

•	The strength of the United States economy in general and the strength of the local economies in which the Company conducts its operations which may be less favorable than expected and may result in, among other things, an escalation in problem assets and foreclosures, a deterioration in the credit quality and value of the Company’s assets, especially real estate, which, in turn would likely reduce our customers’ borrowing power and the value of assets and collateral associated with our existing loans;

•	The effects of, and changes in, federal, state and local laws, regulations and policies affecting banking, securities, insurance and monetary and financial matters;

•	The failure of assumptions underlying the establishment of our allowance for loan losses, that may prove to be materially incorrect or may not be borne out by subsequent events;

•	The success and timing of our business strategies and our ability to effectively carry out our business plan;

•	An inability to meet our liquidity needs;

•	The effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters;

•	The effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rate, market and monetary fluctuations;

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•	The risks of changes in interest rates on the level and composition of deposits, loan demand and the values of loan collateral, securities and interest sensitive assets and liabilities;

•	Our ability to comply with the requirements of the consent order we have entered into with the Federal Deposit Insurance Corporation and Illinois Department of Financial and Professional Regulation and the mandatory provisions of 12 U.S.C. § 1831o and 12 C.F.R. § 325 (subpart B), as well as the effect of further changes to our regulatory ratings or capital levels under the regulatory framework for prompt corrective action or the imposition of additional enforcement action by regulatory authorities upon the Company or its wholly owned subsidiary as a result of our inability to comply with applicable laws, regulations, regulatory orders and agreements;

•	Our ability to utilize our net deferred tax assets in future periods;

•	Our ability to effectively manage market risk, credit risk and operational risk;

•	The ability of the Company to effectively compete with other financial institutions due to increases in competitive pressures in the financial services sector;

•	The inability of the Company to obtain new customers and to retain existing customers;

•	The timely development and acceptance of products and services including services, products and services offered through alternative delivery channels such as the Internet;

•	Technological changes implemented by the Company and by other parties, including third party vendors, which may be more difficult or more expensive than anticipated or which may have unforeseen consequences to the Company and its customers;

•	The ability of the Company to develop and maintain secure and reliable electronic systems;

•	The ability of the Company to retain key executives and employees and the difficulty that the Company may experience in replacing key executives and employees in an effective manner;

•	Business combinations and the integration of acquired businesses which may be more difficult or expensive than expected;

•	The costs, effects and outcomes of existing or future litigation; and

•	The ability of the Company to manage the risks associated with the foregoing.

Because of these and other uncertainties, the Company’s actual future results may be materially different from the results indicated by these forward-looking statements. In addition, the Company’s past results of operations do not necessarily indicate its future results. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date such forward-looking statement is made.

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QUESTIONS AND ANSWERS ABOUT THE WRITTEN CONSENT SOLICITATION

Who is making the solicitation?

The solicitation is being made by the Board of Directors of Community Financial Shares, Inc. (the “Company”). The Company is the parent company of Community Bank-Wheaton/Glen Ellyn (the “Bank”), an Illinois state chartered bank that primarily serves the financial needs of the communities of Wheaton and Glen Ellyn. The Company’s headquarters are located at 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

Who is paying for the solicitation?

The Company will pay all costs of the written consent solicitation and will not seek reimbursement of those costs. In addition to the solicitation by mail, the directors, officers and employees of the Company may also solicit consents from stockholders by telephone or in person. Upon request, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending this consent solicitation statement to beneficial owners.

What are we asking that the stockholders consent to?

We are asking you to consent to the approval of the Community Financial Shares, Inc. 2013 Stock Incentive Plan (the “2013 Stock Incentive Plan”).

Why are we soliciting your consent?

The 2013 Stock Incentive Plan, which was approved by the Company’s Board of Directors on September 19, 2013, is designed to attract and retain certain selected officers, key employees, non-employee directors and consultants whose skills and talents are important to the Company’s operations, and to reward these individuals for making major contributions to the success of the Company by awarding them a proprietary interest in the growth and performance of the Company. Although our Board of Directors has approved the 2013 Stock Incentive Plan, the 2013 Stock Incentive Plan must also be approved by the holders of a majority of the holders of record of our common stock (the “Common Stock”) and voting Series C Convertible Noncumulative Perpetual Preferred Stock (the “Series C Preferred Stock”), on a fully converted basis, voting together as a single class.

Who may consent to the approval of the 2013 Stock Incentive Plan?

If you were a record owner of shares of Common Stock or Series C Preferred Stock as of the close of business on December 2, 2013, you have the right to consent to the approval of the 2013 Stock Incentive Plan. You also have the right to consent to the approval of the 2013 Stock Incentive Plan with respect to any shares of Common Stock or Series C Preferred Stock of which you are the beneficial owner as of December 2, 2013, the record date for this written consent solicitation, but which are registered in the name of a bank, broker firm, dealer, trust company or other nominee. Please see the section titled “Information on Voting Your Voting Securities” for details regarding how to instruct your bank, broker firm, dealer, trust company or other nominee to consent to the approval of the 2013 Stock Incentive Plan.

When is the deadline for submitting consents?

For the 2013 Stock Incentive Plan to be approved, properly completed and unrevoked written consents from the holders of record of a majority of the shares of Common Stock and Series C Preferred Stock (on a fully converted basis), voting together as a single class, outstanding as of the as of the close of business on December 2, 2013 must be delivered to the Company, under Maryland law, within 60 days of the earliest dated written consent delivered to the Company. However, we have set December 30, 2013 as the deadline for submission of written consents, but we reserve the right to extend such deadline. Effectively, this means that you have until December 30, 2013 to consent to the approval of the 2013 Stock Incentive Plan. We urge you to act promptly to ensure that your consent will count. See “Consent Procedures” for additional information regarding the procedures governing this consent solicitation.

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How many consents must be granted in order to approve the 2013 Stock Incentive Plan?

The 2013 Stock Incentive Plan will be approved when properly completed, unrevoked consents are submitted by the holders of a majority of the outstanding shares of Common Stock and Series C Preferred Stock (on a fully converted basis), voting together as a single class, as of the close of business on December 2, 2013, provided that such consents are delivered to the Company within 60 calendar days of the date of the earliest dated consent delivered to the Company. As of December 2, 2013, 10,781,988 shares of Common Stock were issued and outstanding and 119,829 shares of Series C Preferred Stock were issued and outstanding. Each share of Common Stock is entitled to one vote on the approval of the 2013 Stock Incentive Plan. Each share of Series C Preferred Stock is convertible into 100 shares of Common Stock and is therefore entitled to 100 votes on the approval of the 2013 Stock Incentive Plan. The Common Stock and the Series C Preferred Stock, on a fully converted basis, are collectively referred to herein as the “Voting Securities.” As of the record date, there were 22,764,888 Voting Securities entitled to vote on each matter to be submitted to a vote on the approval of the 2013 Stock Incentive Plan.

If the holders of at least 11,382,445 Voting Securities consent to the approval of the 2013 Stock Incentive Plan, the Company will promptly announce that stockholders have consented to the approval of the 2013 Stock Incentive Plan, at which time the stockholder action being sought by this written consent solicitation will become effective.

May the consent solicitation be terminated?

Yes, we may terminate the consent solicitation at any time.

What should you do to consent?

If your Voting Securities are registered in your own name, please submit your consent to us by telephone or via the Internet, or by signing, dating and returning the enclosed written consent form in the postage-paid envelope provided. Submitting your consent by telephone or Internet authorizes your consent in the same manner as if you had signed, dated and returned a consent card.

If your Voting Securities are held in the name of a brokerage firm, bank, dealer, trust company or other nominee, only it can execute a consent representing your shares of Voting Securities and only upon receipt of your specific instructions. Accordingly, you should follow the instructions included in the materials that you have received or contact the person responsible for your account and give instructions to consent to the approval of the 2013 Stock Incentive Plan on your behalf. Execution and delivery of a consent by a record holder of Voting Securities will be presumed to be a consent with respect to all shares held by such record holder unless the consent specifies otherwise.

What should I do if I decide to revoke my consent?

An executed written consent form may be revoked at any time before the action authorized by the executed consent becomes effective by signing, dating and delivering a written revocation. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective. The delivery of a subsequently dated written consent form that is properly completed will constitute a revocation of any earlier consent. The revocation may be delivered via the Internet by accessing cfs.ilstk.com or may be delivered to the Corporate Secretary of the Company at 357 Roosevelt Road, Glen Ellyn, Illinois 60137. If the holders of at least 11,382,445 Voting Securities consent to the approval of the 2013 Stock Incentive Plan, the Company will promptly announce that stockholders have consented to the approval of the 2013 Stock Incentive Plan, at which time the stockholder action being sought by this written consent solicitation will become effective and stockholders will no longer be entitled to revoke executed written consent forms.

Please note, however, if your shares are held in the name of a brokerage firm, bank or other nominee, only it can execute a revocation of a previously executed consent representing your shares and only on receipt of your specific instructions. Accordingly, if you wish to revoke a previously executed consent, you should follow the instructions included in the materials that you have received or contact the person responsible for your account and give instructions to execute a written revocation on your behalf. You can also revoke your consent by signing, dating and returning a later dated written consent form.

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Whom should you call if you have questions about the solicitation?

If you have any questions regarding this consent solicitation statement, please call us at (630) 545-4341.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF CONSENT MATERIALS

This consent solicitation statement and the enclosed written consent form are available electronically at http://cfs.ilstk.com.

INFORMATION ON VOTING YOUR VOTING SECURITIES

If your Voting Securities are registered in your own name, please submit your consent to us today by signing, dating and returning the enclosed written consent form in the postage-paid envelope provided. If your Voting Securities are registered in your own name, you may also submit your consent to us by telephone or via the Internet by following the instructions on your consent card.

If you hold your Voting Securities in “street” name with a bank, broker firm, dealer, trust company or other nominee, only they can exercise your right to consent with respect to your Voting Securities and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to consent to the approval of the 2013 Stock Incentive Plan to your bank, broker firm, dealer, trust company or other nominee. Please follow the instructions to consent provided on the enclosed written consent form. If your bank, broker firm, dealer, trust company or other nominee provides for consent instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed written consent form.

Execution and delivery of a consent by a record holder of Voting Securities will be presumed to be a consent with respect to all Voting Securities held by such record holder unless the consent specifies otherwise.

Only holders of record of shares of Voting Securities as of the close of business on the December 2, 2013 record date will be entitled to consent to the approval of the 2013 Stock Incentive Plan. If you are a stockholder of record as of the close of business on December 2, 2013, you will retain your right to consent even if you sell your shares of Common Stock or Series C Preferred Stock after December 2, 2013.

IF YOU TAKE NO ACTION, YOU WILL IN EFFECT BE REJECTING THE 2013 STOCK INCENTIVE PLAN. ABSTENTIONS, FAILURES TO CONSENT AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS WITHHOLDING CONSENT.

If you have any questions regarding your written consent form, or if you need assistance in voting your shares, please call us at (630) 545-4341.

PROPOSAL TO BE ACTED UPON BY STOCKHOLDERS

Item 1 — Approval of 2013 Stock Incentive Plan

On September 19, 2013, the Company’s Board of Directors adopted the 2013 Stock Incentive Plan, subject to stockholder approval. The 2013 Stock Incentive Plan will become effective as of the date of approval by the Company’s stockholders.

The Board of Directors has reserved a total of 2,900,000 shares of Company common stock for issuance upon the grant or exercise of awards made pursuant to the 2013 Stock Incentive Plan. It is anticipated that key personnel and consultants of the Company and its affiliates will participate in the 2013 Stock Incentive Plan. A summary of the 2013 Stock Incentive Plan follows. This summary is qualified in its entirety by the full text of the 2013 Stock Incentive Plan, which is attached to this proxy statement as Appendix A.

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The Company’s Board of Directors recommends that you mark the “CONSENT” box to vote in favor of the proposal to approve the 2013 Stock Incentive Plan.

Summary of the 2013 Stock Incentive Plan

Purpose. The 2013 Stock Incentive Plan is designed to attract and retain certain selected officers, key employees, non-employee directors and consultants whose skills and talents are important to the Company’s operations, and to reward these individuals for making major contributions to the success of the Company by awarding them a proprietary interest in the growth and performance of the Company.

Permissible Awards. The 2013 Stock Incentive Plan authorizes awards in any of the following forms:

•	Options to purchase shares of Company common stock, which may either be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Internal Revenue Code”);

•	Restricted stock awards and restricted stock unit awards; and

•	Stock appreciation rights.

The material terms of these awards are discussed below.

Options. An option is the grant of a right to purchase a specified number of shares of Company common stock. Under the 2013 Stock Incentive Plan, the purchase price, or exercise price, for each option shall not be less than 100% of fair market value (as such term is defined in the 2013 Stock Incentive Plan) on the date of grant; provided, however, that the exercise price for any option granted on or before July 17, 2016, shall be at least $1.00. The exercise price for an option shall be paid in cash or, if permitted by the Company’s Board of Directors, in shares of Company common stock or a combination of cash and Company common stock. A committee of the Company’s Board of Directors designated to administer the 2013 Stock Incentive Plan (the “Committee”) will determine the exercise price at which a participant in the 2013 Stock Incentive Plan may exercise an option. Except as set forth in the 2013 Stock Incentive Plan, the Committee may not reduce the purchase price for the shares of common stock issuable upon the exercise of an option after the date of grant without the consent of the Company’s stockholders. Further, an option may not be exercisable for a period in excess of ten years. The 2013 Stock Incentive Plan authorizes the grant of both incentive and non-statutory stock options. However, incentive stock options can only be granted to our employees.

Restricted Stock and Restricted Stock Units. A restricted stock award is an award of one share of common stock, and a restricted stock unit is a bookkeeping entry, granting a participant in the 2013 Stock Incentive Plan the right to receive one share of Company common stock or the cash equivalent to the fair market value (as such term is defined in the 2013 Stock Incentive Plan) of one share in the future; provided, however, that the fair market value of any restricted stock unit granted on or before July 17, 2016, shall be at least $1.00. The form and time of payment for restricted stock and restricted stock unit awards shall be specified by the Committee at the time of the award grant. Restricted stock and restricted stock unit awards may contain transferability or forfeiture provisions, including a requirement of future services and/or the completion of certain performance requirements and such other restrictions and conditions as may be established by the Committee and set forth in a participant’s award agreement. Dividends or dividend equivalent rights may only be extended to and made part of any restricted stock or restricted stock unit award subject to such terms, conditions and restrictions as the Committee may establish. The Committee may establish rules and procedures for the crediting of dividend equivalents for restricted stock units.

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Stock Appreciation Rights. A stock appreciation right is a grant of the right to receive, upon exercise, the difference between the fair market value (as such term is defined in the 2013 Stock Incentive Plan) of a share of Company common stock on the date of exercise, and the “grant value” of each stock appreciation right. The grant value of a stock appreciation right shall be not less than 100% of fair market value on the date of grant; provided, however, that the grant value of any stock appreciation right granted on or before July 17, 2016, shall be at least $1.00. Except as set forth in the 2013 Stock Incentive Plan, the Committee may not reduce the grant value of a stock appreciation right after the date of grant without the consent of the Company’s stockholders. The difference between the fair market value on the date of exercise and the grant value, multiplied by the number of stock appreciation rights exercised, or the “spread,” shall be paid in shares of Company common stock which have a fair market value equal to the spread; provided, however, that any fractional share shall be paid in cash. Notwithstanding the foregoing, the Company, as determined in the sole discretion of the Committee at the time of grant, shall be entitled to settle its obligation arising out of the exercise of a stock appreciation right by the payment of cash equal to the spread, or by the issuance of a combination of shares of Company common stock and cash, in the proportions determined by the Committee, which have a fair market value equal to the spread.

Shares Available for Awards. The Board of Directors has reserved a total of 2,900,000 shares of Company common stock for issuance upon the grant or exercise of awards made pursuant to the 2013 Stock Incentive Plan.

Eligibility. Current, prospective or former employees, non-employee directors, consultants and other persons who provide services to the Company are eligible to participate in the 2013 Stock Incentive Plan.

Limitations on Awards. We may grant stock options for a maximum of 1,000,000 shares of common stock under the 2013 Stock Incentive Plan to any one person during any one calendar year, subject to adjustment as provided for in the 2013 Stock Incentive Plan.

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year in excess of $1,000,000, unless the compensation meets certain exceptions, such as performance-based compensation. Stock options granted at fair market value may qualify as “performance-based compensation” if the plan under which the options are granted is approved by stockholders and the plan states the maximum number of options that may be granted any individual over a specified period of time. We may grant stock options for a maximum of 1,000,000 shares of common stock under the 2013 Stock Incentive Plan to any one person during any one calendar year, subject to adjustment as provided for in the 2013 Stock Incentive Plan.

Administration. The Committee will administer the 2013 Stock Incentive Plan. The Committee will: designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations it deems advisable to administer the 2013 Stock Incentive Plan; and make all other decisions and determinations necessary under the 2013 Stock Incentive Plan. The Committee may delegate its duties to the President and Chief Executive Officer or other senior officers with respect to grants made to individuals who are not executive officers of the Company. The Committee may revoke the delegation of duties at any time.

Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards granted under the 2013 Stock Incentive Plan. However, the Committee may permit awards, other than incentive stock options, to be transferred to members of a participant’s immediate family, to trusts for the benefit of the participant and/or the participant’s immediate family members, and to partnerships or other entities in which the participant and/or the participant’s immediate family members own all the equity interests. For purposes of the preceding sentence, “immediate family” shall mean a participant’s spouse, issue and spouses of his issue.

Vesting Requirements. Under the 2013 Stock Incentive Plan, awards may be earned over a specified time period and/or by reference to the attainment of specified performance conditions.

Acceleration Upon Certain Events. Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, any options held by the participant will expire one year from the date of the participant’s termination of employment and the Committee may, in its sole discretion at any time, terminate restrictions in the participant’s award agreement and accelerate any or all award installments or rights. Unless an award agreement provides otherwise, the vesting of awards will also accelerate upon a participant’s involuntary termination of employment or service without cause within three months prior to, or one year following, a change in control (as such term is defined in the 2013 Stock Incentive Plan) of the Company. If a participant’s employment or service is terminated for cause (as such term is defined in the 2013 Stock Incentive Plan), to the extent an award is not effectively exercised or has not vested prior to such termination, the award shall lapse or be forfeited to the Company immediately upon termination. When a participant’s employment terminates as a result of retirement, the Committee may permit awards to continue in effect beyond the date of retirement, and the exercisability or vesting of any award may be accelerated.

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Adjustments. In the event of any corporate event or transaction, such as a merger, consolidation, share exchange, recapitalization, reorganization, separation, stock dividend, stock split, split-up, spin-off or other distribution of stock or property of the Company, or the combination of shares, exchange of shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, the Committee, in order to prevent dilution or enlargement of participants’ rights under the 2013 Stock Incentive Plan, shall substitute or adjust, in an equitable manner (including adjustments to avoid fractional shares):

•	The number of shares of Company common stock: (i) reserved under the 2013 Stock Incentive Plan, (ii) available for incentive stock option, restricted stock or restricted stock unit awards, (iii) for which awards may be granted to an individual participant, and (iv) covered by outstanding awards denominated in stock;

•	The stock prices related to outstanding awards under the 2013 Stock Incentive Plan; and

•	The appropriate fair market value and other price determinations for awards under the 2013 Stock Incentive Plan.

In the event of a merger, consolidation, statutory share exchange, acquisition of property or stock, separation, sale or disposition of all or substantially all assets, reorganization or liquidation of the Company, the 2013 Stock Incentive Plan authorizes the Committee to:

•	Issue or assume awards, whether or not in a transaction to which Section 424(a) of the Internal Revenue Code applies, by means of substitution of new awards for previously issued awards or an assumption of previously issued awards;

•	Convert any outstanding awards into cash or a right to receive cash on a basis to be determined by the Committee in its sole discretion, and cancel any underwater awards; and/or

•	Waive in whole or in part any remaining restrictions or vesting requirements in connection with any awards.

Prohibition on Repricing. Outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2013 Stock Incentive Plan would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Certain Federal Income Tax Effects

Non-Statutory Stock Options. An option holder does not recognize any income upon the grant of a non-statutory stock option under the 2013 Stock Incentive Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

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Incentive Stock Options. An option holder typically does not recognize any income upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date we grant the option and for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the expiration of the required holding periods, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to that same amount. While the exercise of an incentive stock option may not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for determining the optionee’s alternative minimum taxable income.

Restricted Stock and Restricted Stock Units. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a federal income tax deduction at the time a restricted stock or restricted stock unit award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). If the participant files an election under Internal Revenue Code Section 83(b) within 30 days after the date of grant of the restricted stock or restricted stock unit, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any future income recognized in the stock will be taxable to the participant at capital gains rates. However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to Internal Revenue Code Section 83(b) election.

Stock Appreciation Rights. When a participant exercises a stock appreciation right, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date less the exercise price, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any future income recognized in the stock will be taxable to the participant at capital gains rates if the stock appreciation right is settled in stock.

Termination and Amendment

The Board of Directors of the Company may, at any time, amend or terminate the 2013 Stock Incentive Plan; provided, however, that:

•	Except with respect to certain adjustments provided for in the 2013 Stock Incentive Plan, no amendment or termination may, in the absence of written consent to the change by the affected participant (or, if the participant is not then living, the affected beneficiary), adversely affect the rights of any participant or beneficiary under any award granted under the 2013 Stock Incentive Plan prior to the date such amendment is adopted by the Board; and

•	Unless approved by the stockholders of the Company, no amendment shall increase the number of shares of Company common stock which may be issued pursuant to awards under the 2013 Stock Incentive Plan, except for increases resulting from certain adjustments provided for in the 2013 Stock Incentive Plan.

New Plan Benefits

No grants have been made with respect to the shares reserved for issuance under the 2013 Stock Incentive Plan. The number of shares that may be granted to any participant is not determinable at this time because such grants are subject to the discretion of the Committee.

Stockholder Vote Requirement

To be approved, the 2013 Stock Incentive Plan must be approved by the holders of a majority of the outstanding Voting Securities.

9

Equity Compensation Plan Information

The following table sets forth information about the Company common stock that may be issued upon the exercise of stock options, warrants and rights under all of the Company’s equity compensation plans as of December 2, 2013.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	24,480	$18.89	93,295

Equity compensation plans not approved by security holders	—	—	—

Total	24,480	$18.89	93,295

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the next two most highly compensated executive officers of the Company (our named executive officers) whose total compensation for the year ended December 31, 2012 exceeded $100,000.

Name and		Salary		Bonus	Stock Options	Restricted Stock Unit	Change in Pension Value and Non-qualified Deferred Compensation	All Other Compensation	Total
Principal Position	Year	($)		($)	($)	Award($)	Earnings (1)($)	(2)($)	($)
Scott W. Hamer (3)	2012	209,000	(4)	-	-	-	2,824	10,673	222,497
President & Chief Executive Officer	2011	212,200	(4)	-	-	-	2,714	8,297	223,211
Community Financial Shares, Inc.

Jeffrey A. Vock	2012	145,600		-	-	-	-	8,890	154,490
Vice President, Assistant Secretary	2011	145,600		6,413	-	-	-	9,237	167,671
Community Financial Shares, Inc.

Christopher P. Barton	2012	135,460		-	-	-	-	8,206	143,666
Vice President & Secretary	2011	135,460		4,763	-	-	-	7,508	147,731
Community Financial Shares, Inc.

(1)	Represents Mr. Hamer’s change in pension value and non-qualified deferred compensation earnings under the Director’s Retirement Plan.
(2)	Represents perquisites and other compensation and benefits received in 2012 as follows: Mr. Hamer – reimbursement of club dues and fees totaling $7,123 and use of Company-owned automobile valued at $3,550; Mr. Barton – use of Company-owned automobile valued at $8,206; and Mr. Vock – use of Company-owned automobile valued at $8,890.
(3)	Mr. Hamer was terminated as President and Chief Executive Officer of the Company and the Bank effective as of August 15, 2013 in connection with the Company’s and the Bank’s previously announced management restructuring.
(4)	Includes directors’ fees of $13,000 and $16,200 for 2012 and 2011, respectively.

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Other Compensatory Arrangements

The Bank currently maintains change-in-control agreements with Christopher P. Barton, Vice President and Secretary of the Company and the Bank, Jeffrey A. Vock, Vice President of the Company and the Bank, and Eric J. Wedeen, Vice President and Chief Financial Officer of the Company and the Bank.

The letter agreements provide for enumerated benefits to be provided by the Bank to the executive officers upon the occurrence of certain events within 18 months after a change of control of the Company or the Bank. Each letter agreement provides for the payment of severance benefits, if, at any time within 18 months following a change of control, the officer’s employment is terminated as a result of (i) his disability, death or retirement pursuant to any retirement plan or policy of the Bank of general application to key employees; (ii) the essential elements of the officer’s position being materially reduced without good cause, each without the officer’s voluntary consent; (iii) a material reduction in the officer’s aggregate compensation, not related to or resulting from documented, diminished performance; or (iv) the officer being required to regularly perform services at a location which is greater than 50 miles from his principal office at the time of the change of control. The severance benefits to be provided are an immediate lump-sum cash payment equal to nine months of the terminated executive’s current annual salary, exclusive of periodic bonus compensation, plus any unused earned vacation time and continued medical and life insurance coverage to the officer and his family for a maximum of nine months. Upon termination of the insurance coverage, the officer is entitled to exercise the policy options normally available to the Bank’s employees upon termination of employment (for example, the officer may elect to continue coverage under COBRA).

In addition, as a component of annual compensation, (i) all officers of the Company with the title of Assistant Vice President or Vice President may receive a cash payment of up to 12% of their annual base salary, subject to the discretion of the Board of Directors as determined from time to time during the course of the year, and (ii) all officers of the Company with the title of Senior Vice President and higher may receive a cash payment of up to 25% of their annual base salary, subject to the discretion of the Board of Directors as determined from time to time during the course of the year.

Outstanding Equity Awards at Fiscal Year-End 2012

The following table provides information concerning exercisable options and unexercised options that have not vested for each named executive officer outstanding as of December 31, 2012. The table also discloses the exercise price and the expiration date.

Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Scott W. Hamer	3,700	700	$17.50	4/21/2013
Scott W. Hamer	250	550	$23.00	3/26/2017
Jeffrey A. Vock	600	1,600	$14.00	2/18/2019

Impact of TARP Repurchase on Executive Compensation Restrictions

Pursuant to the terms of the Securities Purchase Agreement, on December 21, 2012, the Company redeemed its shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A and Fixed Rate Cumulative Perpetual Preferred Stock, Series B previously issued to the U.S. Department of Treasury (the “Treasury”) in connection with the Treasury’s TARP Capital Purchase Program. Accordingly, as of December 21, 2012, the Company no longer participates in the Treasury’s TARP Capital Purchase Program. During the time period in which the Company participated in the TARP Capital Purchase Program, including the majority of fiscal year 2012 and all of fiscal year 2011, the Company was subject to certain executive compensation restrictions. These restrictions include a prohibition on making any severance payment to a named executive officer or any of the next five most-highly compensated employees and a prohibition on paying or accruing any bonus, retention award or incentive compensation to, in the case of the Company, at least the most highly compensated employee, other than certain restricted stock awards.

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DIRECTOR COMPENSATION

The following table provides information with respect to the compensation of our directors other than advisory directors and those who serve as named executive officers during the fiscal year ended December 31, 2012. No director listed in the table below was granted any restricted stock or option awards in fiscal year 2012.

	Fees Earned Paid in Cash ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)
William F. Behrmann (3)	—	16,989	—	16,989
Penny A. Belke	15,150	5,174	—	20,324
H. David Clayton (3)	16,050	6,826	—	22,876
Raymond A. Dieter, Jr.	—	18,976	—	18,976
Donald H. Fischer (3)	13,800	3,951	4,406	22,157
Robert F. Haeger (3)	15,300	3,487	—	18,787
Christopher M. Hurst (4)	—	—	—	—
Mary Beth Moran	15,975	2,157	—	18,132
Joseph S. Morrissey (3)	16,800	5,017	—	21,817
John M. Mulherin	16,725	4,657	—	21,382
Daniel Strauss (5)	—	—	—	—
Donald H. Wilson (6)	—	—	—	—
Philip J. Timyan (7)	—	—	—	—

(1)	The amount in this column represents the aggregate increase in the present value of each director’s accumulated benefit under the Director’s Retirement Plan. Also, included in this column are the earnings and fees deferred by the Director under the Company’s voluntary deferred compensation plan.
(2)	Represents reimbursement of country club dues.
(3)	Mr. Fischer retired from the Board of Directors effective January 8, 2013. Messrs. Behrmann, Clayton, Haeger and Morrissey retired from the Board of Directors effective February 21, 2013.
(4)	Mr. Hurst was appointed to the Board of Directors effective April 8, 2013.
(5)	Mr. Strauss was appointed to the Board of Directors effective March 25, 2013.
(6)	Mr. Wilson was appointed to the Board of Directors effective April 15, 2013.
(7)	Mr. Timyan was appointed to the Board of Directors effective September 19, 2013.

CONSENT PROCEDURES

General

Section 2-505 of the Maryland Business Corporation Act states that, unless the articles of incorporation of a Maryland corporation provide otherwise, the holders of any class of the corporation’s stock other than common stock entitled to vote generally in the election of directors, may take action or consent to any action by delivering a consent in writing or by electronic transmission of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the corporation gives notice of the action to each holder of the class of stock not later than 10 days after the effective time of the action. In addition, Section 2-505 of the Maryland Business Corporation Act further states that, if authorized by the articles of incorporation of a Maryland corporation, the holders of the corporation’s common stock entitled to vote generally in the election of directors may take action or consent to any action by delivering a consent in writing or by electronic transmission of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the corporation gives notice of the action not later than 10 days after the effective date of the action to each holder of the class of common stock and to each stockholder who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. The Company’s Articles of Incorporation (i) permit the holders of the Company’s common stock to act by written consent and (ii) do not prohibit, and therefore permit, the holders of the Company’s Series C Preferred Stock to act by written consent.

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Under Section 2-505 of the Maryland Business Corporation Act, no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered, written consents signed by the holders of a sufficient number of shares are delivered to the corporation by delivery to its principal office in Maryland, its resident agent or the officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Accordingly, for the 2013 Stock Incentive Plan to be approved, properly completed and unrevoked written consents to the approval of the 2013 Stock Incentive Plan from the holders of record of a majority of the Voting Securities outstanding as of the as of the close of business on December 2, 2013 must be delivered to the Company, under Maryland law, within 60 days of the earliest dated written consent delivered to the Company. However, we have set December 30, 2013 as the deadline for submission of written consents, but we reserve the right to extend such deadline. Effectively, this means that you have until December 30, 2013 to consent to the approval of the 2013 Stock Incentive Plan. We urge you to act promptly to ensure that your consent will count.

As of the record date, there were 22,764,888 Voting Securities entitled to vote on the approval of the 2013 Stock Incentive Plan. If the holders of at least 11,382,445 Voting Securities consent to the 2013 Stock Incentive Plan, the Company will promptly announce that stockholders have consented to the approval of the 2013 Stock Incentive Plan, at which time the stockholder action being sought by this written consent solicitation will become effective.

An executed written consent form may be revoked at any time before the action authorized by the executed consent becomes effective by signing, dating and delivering a written revocation. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective. The delivery of a subsequently dated written consent form that is properly completed will constitute a revocation of any earlier consent. The revocation may be delivered to revocation may be delivered via the internet by accessing cfs.ilstk.com or may be delivered to the Corporate Secretary of the Company at 357 Roosevelt Road, Glen Ellyn, Illinois 60137. If the holders of at least 11,382,445 Voting Securities consent to the approval of the 2013 Stock Incentive Plan, the Company will promptly announce that stockholders have consented to the approval of the 2013 Stock Incentive Plan, at which time the stockholder action being sought by this written consent solicitation will become effective and stockholders will no longer be entitled to revoke executed written consent forms.

Please note, however, if your shares are held in the name of a brokerage firm, bank or other nominee, only it can execute a revocation of a previously executed consent representing your shares and only on receipt of your specific instructions. Accordingly, if you wish to revoke a previously executed consent, you should follow the instructions included in the materials that you have received or contact the person responsible for your account and give instructions to execute a written revocation on your behalf. You can also revoke your consent by signing, dating and returning a later dated written consent form. We may terminate the consent solicitation at any time.

Special Instructions

Holders of Voting Securities as of the close of business on December 2, 2013 may elect to consent to, withhold consent to or abstain from consenting to the approval of the 2013 Stock Incentive Plan by marking the “CONSENT,” “WITHHOLD CONSENT” or “ABSTAIN” box, as applicable, underneath Proposal 1 on the accompanying written consent form and signing, dating and returning it promptly in the postage-paid envelope provided. If your Voting Securities are registered in your own name, you may also submit your consent to us by telephone or via the Internet by following the instructions on your consent card.

If a stockholder has signed, dated and returned a written consent form, but has failed to check a box marked “CONSENT,” “WITHHOLD CONSENT” or “ABSTAIN” with respect to Proposal 1, such stockholder will be deemed to have consented to the approval of the 2013 Stock Incentive Plan. A vote to “ABSTAIN” will have the same effect as withholding your consent to the approval of the 2013 Stock Incentive Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table indicates, as of December 2, 2013, the number of shares of voting securities beneficially owned by each greater than five percent holder of the Company’s outstanding voting securities.

Each share of Series C Preferred Stock is convertible immediately, at the sole discretion of the holder, initially into 100 shares of Company common stock, provided, however, that a holder may not convert shares of the Series C Preferred Stock to the extent that such conversion would result in the holder or its affiliates beneficially owning more than 9.9% or 4.9%, as applicable, of the Company’s outstanding common stock. If, pursuant to the Securities Purchase Agreement, the holder acquired either (i) solely shares of Series C Preferred Stock, or a combination of Series C Preferred Stock and common stock, in each case, that, together with Company voting securities acquired by its affiliates, constituted more than 4.9% of the Company’s voting securities, or (ii) shares of both Series C Preferred Stock and Series D convertible noncumulative perpetual preferred stock (the “Series D Preferred Stock”), then the 9.9% conversion blocker will be applicable to such investor and its transferees. If, pursuant to the Securities Purchase Agreement, the holder acquired either (i) solely Series C Preferred Stock, or a combination of Series C Preferred Stock and common stock, in each case, that, together with Company voting securities acquired by its affiliates, constituted 4.9% or less of the Company’s voting securities, or (ii) both Series C Preferred Stock and Series E convertible noncumulative perpetual preferred stock (the “Series E Preferred Stock”), then the 4.9% conversion blocker will be applicable to such investor and its transferees. Accordingly, the number of shares of common stock and percentage common stock reflected in the following table includes those shares of common stock issuable upon the conversion of shares of Series C Preferred Stock. Shares of Series D Preferred Stock and Series E Preferred Stock are convertible into shares of Series C Preferred Stock on a one-for-one basis, provided, however, that no such conversion results in any person, together with its affiliates, holding more than a 9.9% or 4.9% voting ownership interest, respectively, in the Company.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned Giving Effect to Preferred Stock Conversion Blockers		Percent of Common Stock Beneficially Owned Giving Effect to Preferred Stock Conversion Blockers (1)	Additional Shares of Common Stock Excluded from Beneficial Ownership Due to Preferred Stock Conversion Blockers	Total Shares of Common Stock Owned Absent Preferred Stock Conversion Blockers

SBAV LP	1,150,035	(2)	9.9%	6,296,665	7,446,700
SBAV GP LLC
Clinton Magnolia Master Fund, Ltd.
George Hall
Clinton Group, Inc.
601 Lexington Avenue, 51st Floor
New York, New York 10022

Wellington Management Company, LLP	1,150,035	(3)	9.9%	1,810,765	2,960,800
Wellington Hedge Management, LLC
280 Congress Street
Boston, Massachusetts 02210

Fullerton Capital Partners LP	1,184,702	(4)	9.9%	1,314,598	2,499,300
100 Drakes Landing Road, Suite 300
Greenbrae, California 94904

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Philip J. Timyan	1,184,702	(5)	9.9%	315,298	1,500,000
4324 Central Avenue
Western Springs, Illinois 60558

Otter Creek Partners I
Otter Creek International Ltd	920,000	(6)	8.53%	—	920,000
Otter Creek Management, Inc.
222 Lakeview Avenue
West Palm Beach, Florida 33401

Beth and Ken Karmin Family Trust	558,708	(7)	5.18%	—	558,708
1555 Capri Drive
Pacific Palisades, California 90272

(1)	Based on 10,781,988 shares of common stock outstanding as of December 2, 2013, plus all shares of common stock issuable to the shareholder upon the conversion of shares of Series C Preferred Stock currently held by the shareholder, to the extent that such conversion is not prohibited by the blocker provisions applicable to the Series C Preferred Stock. For purposes of this calculation, it is assumed that no other shareholders have converted any shares of Series C Preferred Stock.
(2)	Includes 315,500 shares of common stock and 834,535 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock. Excludes (i) 1,096,365 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock held by SBAV LP, a Delaware limited partnership (“SBAV”) and Clinton Magnolia Master Fund, Ltd., a Cayman Islands exempted company (“Magnolia”), and (ii) 5,200,300 shares of common stock issuable upon the conversion of shares of Series D Preferred Stock held by SBAV because of the Series C Preferred Stock and Series D Preferred Stock conversion blockers. Without the Series C Preferred Stock and Series D Preferred Stock conversion blockers, the shareholders would be deemed to beneficially own 7,446,700 shares of common stock. SBAV GP LLC, a Delaware limited liability company (“SBAV GP”), as the general partner of SBAV and Clinton Group, Inc., a Delaware corporation (“CGI”), by virtue of being the investment manager of SBAV and Magnolia, have the power to vote or direct the voting and to dispose or direct the disposition of, all of the Shares beneficially owned by SBAV and Magnolia. George Hall, as the sole managing member of SBAV GP and President of CGI, is deemed to have shared voting power and shared dispositive power with respect to all Shares as to which SBAV, SBAV GP and CGI have voting power or dispositive power. Accordingly, SBAV, SBAV GP, Magnolia, CGI and Mr. Hall are deemed to have shared voting and shared dispositive power with respect to all of the Company’s securities beneficially owned by SBAV. SBAV GP, Magnolia, CGI and Mr. Hall disclaim beneficial ownership of any and all such securities in excess of their actual pecuniary interest therein.
(3)	Includes 315,500 shares of common stock and 834,535 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock. Excludes (i) 1,096,365 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock and (ii) 714,400 shares of common stock issuable upon the conversion of shares of Series D Preferred Stock because of the Series C Preferred Stock and Series D Preferred Stock conversion blockers. Without the Series C Preferred Stock and Series D Preferred Stock conversion blockers, the shareholders would be deemed to beneficially own 2,960,800 shares of common stock.
(4)	Includes 1,184,702 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock. Excludes (i) 686,598 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock and (ii) 628,000 shares of common stock issuable upon the conversion of shares of Series D Preferred Stock because of the Series C Preferred Stock and Series D Preferred Stock conversion blockers. Without the Series C Preferred Stock and Series D Preferred Stock conversion blockers, the shareholder would be deemed to beneficially own 2,499,300 shares of common stock.
(5)	Includes 1,184,702 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock. Excludes 315,298 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock because of the Series C Preferred Stock conversion blocker. Without the Series C Preferred Stock conversion blocker, the shareholder would be deemed to beneficially own 1,500,000 shares of common stock.
(6)	Based on a Schedule 13G filed with the SEC on February 28, 2013. Includes 920,000 shares of common stock.
(7)	Includes 558,708 shares of common stock.

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Security Ownership of Management

The following table indicates, as of December 2, 2013, the number of shares of common stock beneficially owned by each director of the Company, the named executive officers of the Company, and all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Number of Shares (1)		Percent of Common Stock Outstanding (2)
Penny A. Belke, DDS	166,299		1.54%
Raymond A. Dieter, Jr., MD	102,312	(3)	0.95
Christopher M. Hurst	20,000		0.18
Mary Beth Moran	61,202		0.57
John M. Mulherin	20,496	(4)	0.19
Daniel Strauss	—		—
Donald H. Wilson	500,000	(5)	4.47
Philip J. Timyan	1,184,702	(6)	9.90
Christopher P. Barton	169,242		1.57
Jeffrey A. Vock	50,600	(7)	0.47
Eric J. Wedeen	252,200	(8)	2.29
All Directors and Executive Officers as a Group (11 Persons)	2,527,053		23.43%

(1)	Includes shares issuable pursuant to stock options currently exercisable within 60 days of December 2, 2013, as follows: Mr. Vock - 600 shares and Mr. Wedeen - 2,200 shares.
(2)	Based on 10,781,988 shares of common stock outstanding as of December 2, 2013 for all directors and executive officers except for Messrs. Wilson, Timyan, Vock, Wedeen For Mr. Wilson, based on 10,781,988 shares of common stock outstanding as of December 2, 2013, plus all shares of common stock issuable to the individual upon the conversion of shares of Series C Preferred Stock currently held by the individual, to the extent that such conversion is not prohibited by the blocker provisions applicable to the Series C Preferred Stock. For purposes of this calculation, it is assumed that no other shareholders have converted any shares of Series C Preferred Stock.
(3)	Includes 2,776 shares held in a trust of which Dr. Dieter is trustee.
(4)	Includes 4,112 shares held in joint tenancy of which Mr. Mulherin has shared investment and voting power and 1,208 shares held by Mr. Mulherin’s spouse in an IRA.
(5)	Includes 100,000 shares of common stock and 400,000 shares of common stock issuable upon conversion of shares of Series C Preferred Stock.
(6)	Includes 1,184,702 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock. Excludes 428,055 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock because of the Series C Preferred Stock conversion blocker. Without the Series C Preferred Stock conversion blocker, the shareholder would be deemed to beneficially own 1,500,000 shares of common stock.
(7)	Includes 50,000 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock.
(8)	Includes 250,000 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock.

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STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Proposals will be considered timely and may be eligible for inclusion in the Company’s 2014 Proxy Statement if they are received by the Company at 357 Roosevelt Road, Glen Ellyn, Illinois 60137 in the form of a written notice no later than January 9, 2014. Otherwise, a proposal will be considered untimely. Any stockholder proposal will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

COSTS OF CONSENT SOLICITATION

The Company will pay the costs of soliciting stockholder consents pursuant to this written consent solicitation statement. In addition to the solicitation by mail, the directors, officers and employees of the Company may also solicit consents from stockholders by telephone, telegram or in person. Upon request, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending this consent solicitation statement to beneficial owners.

17

APPENDIX A

COMMUNITY FINANCIAL SHARES, INC.

2013 STOCK INCENTIVE PLAN

1. Objectives. The Community Financial Shares, Inc. 2013 Stock Incentive Plan is designed to attract and retain certain selected officers, key employees, non-employee directors and consultants whose skills and talents are important to the Company’s operations, and reward them for making major contributions to the success of the Company. These objectives are accomplished by making awards under the Plan, thereby providing Participants with a proprietary interest in the growth and performance of the Company.

2. Definitions.

(a) “Award” shall mean an Option, share of Restricted Stock, Restricted Stock Unit or SAR (stock appreciation right) awarded to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(b) “Award Agreement” shall mean the agreement that sets forth the terms, conditions and limitations applicable to an Award.

(c) “Board” shall mean the Board of Directors of the Company.

(d) “Cause” shall mean (i) the willful and continued failure by the Participant to substantially perform the Participant’s duties with the Company (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) for a period of at least ten days after a written demand for substantial performance is delivered to the Participant which specifically identifies the manner in which the Participant has not substantially performed his or her duties, (ii) the willful engaging by the Participant in misconduct which is demonstrably and materially injurious to the Company, monetarily or otherwise, (iii) the commission by the Participant of any act of dishonesty or disloyalty involving the Company or its business, or (iv) the conviction of the Participant of a felony or misdemeanor which, in the reasonable judgment of the Board, is substantially related to the Participant’s position with the Company. For purposes of this Plan, no act or failure to act on the Participant’s part shall be considered “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that such action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Participant a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the Board of the Company, excluding the vote of the Participant if the Participant is on the Board, at a meeting of the Board called and held for such purposes (after reasonable notice to the Participant and an opportunity for the Participant, together with the Participant’s counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Participant was guilty of conduct constituting Cause as set forth above and specifying the particulars thereof in detail.

(e) “Change of Control” shall mean any of the following:

(i) the acquisition by an individual, entity or group, acting individually or in concert (a “Person”) of beneficial ownership of more than 50% of the then outstanding shares of common stock of the Company (the “Outstanding Common Stock”); provided, however, that for purposes of this Subsection 2(e)(i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company; (B) any acquisition by the Company; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of Subsection 2(e)(ii) below; or

A-1

(ii) consummation of a reorganization, merger or consolidation, share exchange, or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Common Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, more than 50% of, respectively, the then outstanding common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the Board of the corporation resulting from such Business Combination were members of the Board of the Company at the time of the execution of the initial agreement providing for such Business Combination; or

(iii) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(f) “Common Stock” or “Stock” shall mean $0.01 par value common stock of Community Financial Shares, Inc.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(h) “Committee” shall be a qualifying committee of the Board, as designated by the Board, which shall be so constituted as to permit grants of Options to comply with Section 162(m) of the Code and any regulations promulgated thereunder, or any other statutory rule or regulatory requirements.

(i) “Company” shall mean Community Financial Shares, Inc., a Maryland corporation, and its direct and indirect subsidiaries. For purposes of defining whether a Participant is receiving stock of a “service recipient” under Section 409A of the Code and the guidance thereunder, this definition of “Company” shall be deemed to include the broadest definition of entities permissible under such guidance.

(j) “Fair Market Value” shall mean, subject to the provisions of Section 7 of the Plan, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market (or if the Common Stock is not then traded in the over-the-counter market, the average of the closing bid and asked prices on such other exchange or inter-dealer quotation system on which the Common Stock is listed) as reported in any commonly-accepted electronic medium or other authoritative source on the indicated date. If no sales of Common Stock were made on said bulletin board (or other exchange or inter-dealer quotation system) on that date, “Fair Market Value” shall mean the average of the closing bid and asked prices of Common Stock as reported for the most recent preceding day on which sales of Common Stock were made on said bulletin board (or other exchange or inter-dealer quotation system), or, failing any such sales within two (2) weeks prior to the indicated date, such other market price as the Board or the Committee may determine in conformity with pertinent law and regulations of the Treasury Department.

(k) “Incentive Stock Option” shall mean an option to purchase shares of Common Stock which complies with the provisions of Section 422 of the Code.

(l) “Nonstatutory Stock Option” shall mean an option to purchase shares of Common Stock which does not comply with the provisions of Section 422 of the Code or which is designated as such pursuant to Paragraph 7 of the Plan.

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(m) “Option” shall mean (i) with respect to an employee, an Incentive Stock Option or Nonstatutory Stock Option granted to a Participant by the Committee pursuant to Section 7 hereof and (ii) with respect to any non-employee, a Nonstatutory Stock Option granted to a Participant by the Committee pursuant to Section 7 hereof.

(n) “Participant” shall mean a current, prospective or former employee, non-employee director, consultant or other person who provides services to the Company to whom an Award has been made under the Plan.

(o) “Plan” shall mean the Community Financial Shares, Inc. 2013 Stock Incentive Plan.

(p) “Restricted Stock” shall mean shares of Common Stock granted to a Participant by the Committee pursuant to Section 7 hereof, which are subject to restrictions set forth in an Award Agreement.

(q) “Restricted Stock Unit” shall mean a right to receive one share of Common Stock or cash equivalent to the Fair Market Value thereof granted to a Participant pursuant to Section 7, hereof, subject to the restrictions set forth in the Award Agreement.

(r) “SAR” shall mean a stock appreciation right with respect to one share of Common Stock granted to a Participant pursuant to Section 7 hereof, subject to the restrictions set forth in the Award Agreement.

3. Eligibility. Current and prospective employees, non-employee directors, consultants or other persons who provide services to the Company eligible for an Award under the Plan are those who hold, or will hold, positions of responsibility and whose performance, in the judgment of the Committee or the management of the Company (if such responsibility is delegated pursuant to Section 6 hereof), can have a significant effect on the success of the Company. However, Incentive Stock Options may only be issued to employees of the Company and its subsidiary corporations within the meaning of Section 424(f) of the Code.

4.	Common Stock Available for Awards.

(a) Number of Shares. Subject to adjustment as provided in Section 13 hereof, the number of shares that may be issued under the Plan for Awards during the term of the Plan is 2,900,000 shares of Common Stock, which may be treasury shares or authorized but unissued shares of Common Stock, or a combination of the two, all of which may be in the form of Incentive Stock Options. For purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan, (i) any shares of Common Stock subject to any Award under this Plan which terminates by expiration, forfeiture, cancellation, is settled in cash in lieu of shares or otherwise without the issuance of shares shall be available for grant under the Plan; (ii) upon the exercise of a stock-settled SAR or Option granted under the Plan, the full number of shares represented by the SAR or Option exercised (including any shares withheld to satisfy taxes and any shares used to exercise an Award, whether directly or by attestation) shall be treated as shares of Common Stock issued under the Plan, notwithstanding that a lesser amount of shares or cash representing shares of Common Stock may have been actually issued or paid upon such exercise; (iii) shares of Common Stock withheld to satisfy taxes on any Award, to the extent not already treated as issued pursuant to the above, shall be treated as issued hereunder; and (iv) shares of Common Stock that are repurchased by the Company with Option proceeds shall not be added to the aggregate plan limit described above.

(b) Limits. Subject to adjustment as provided in Section 13 hereof, no individual shall be eligible to receive Options over more than 1,000,000shares of Common Stock reserved under the Plan in any one calendar year. For purposes of determining the maximum number of these types of Awards available for grant under the Plan, any Awards which are forfeited to the Company, shall be treated, following such forfeiture, as Awards that have not been granted under the Plan.

(c) Securities Law Filings. The Company shall take whatever actions are necessary to file required documents with the U.S. Securities and Exchange Commission and any other appropriate governmental authorities and stock exchanges to make shares of Common Stock available for issuance pursuant to Awards.

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5. Administration. The Plan shall be administered by the Committee, which shall have full and exclusive power to interpret the Plan, to determine which persons are Participants, to determine which type of Awards shall be granted to Participants, grant waivers of Award restrictions, and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which powers shall be executed in the best interests of the Company and in keeping with the objectives of the Plan. All determinations made by the Committee regarding the Plan or an Award shall be binding and conclusive as regards the Company, the Participants, and any other interested persons.

6. Delegation of Authority. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange on which the Common Stock is listed, the Committee may delegate to the chief executive officer or to other senior officers of the Company its duties under the Plan, other than grants of Awards to executive officers of the Company, pursuant to such conditions or limitations as the Committee may establish. Any such delegation may be revoked by the Committee at any time.

7. Awards. The Committee shall set forth in the related Award Agreement the terms, conditions, performance requirements and limitations applicable to each Award including, but not limited to, continuous service with the Company, forfeiture of Awards and proceeds from Awards in the event the Participant competes with the Company or violates any confidentiality or nonsolictiation obligations owed to the Company, conditions under which acceleration of vesting will occur, and achievement of specific business objectives. The types of Awards available under the Plan are those listed in this Section 7. Notwithstanding the foregoing, any Awards granted prior to December 21, 2013 must also be approved by at least two-thirds of the Board.

(a) Option. An Option is the grant of a right to purchase a specified number of shares of Common Stock the purchase price of which (the “Exercise Price”) shall be not less than 100% of Fair Market Value on the date of grant; provided, however, that the Exercise Price for any Option granted on or before July 17, 2016 shall be at least $1.00. In addition, the Committee may not reduce the purchase price for Common Stock pursuant to an Option after the date of grant without the consent of the Company’s stockholders, except in accordance with adjustments pursuant to Section 13 hereof. Further, an Option may not be exercisable for a period in excess of ten years. An Option may be designated by the Committee in the Award Agreement as a Nonstatutory Stock Option for all Participants or an Incentive Stock Option for Participants who are employees. An Incentive Stock Option, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code which, among other limitations, provides that the aggregate Fair Market Value (determined at the time the option is granted) of Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000; that Incentive Stock Options shall be priced at not less than 100% of the Fair Market Value on the date of the grant (110% in the case of a Participant who is a 10% stockholder of the Company within the meaning of Section 422 of the Code); and that Incentive Stock Options shall be exercisable for a period of not more than ten years (five years in the case of a Participant who is a 10% stockholder of the Company). For purposes of determining the percentage of stock ownership a Participant holds in the Company, the attribution rules of Treasury Regulation §1.424.-1(d) shall apply. The other restrictions and conditions of the Option will be established by the Committee and set forth in the Award Agreement.

(b) Restricted Stock or Restricted Stock Unit Award. A share of Restricted Stock is an award of one share of Common Stock, and a Restricted Stock Unit is a bookkeeping entry, granting a Participant a right to receive one share of Common Stock or the cash equivalent to the Fair Market Value of one share in the future (such form and time of payment to be specified by the Committee at the time of grant), which may contain transferability or forfeiture provisions including a requirement of future services and/or the completion of certain performance requirements and such other restrictions and conditions as may be established by the Committee and set forth in the Award Agreement. Dividends or dividend equivalent rights may only be extended to and made part of any Award of Restricted Stock or Restricted Stock Units, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may establish rules and procedures for the crediting of dividend equivalents for Restricted Stock Units. The Fair Market Value of any Restricted Stock Unit granted on or before July 17, 2016 shall be at least $1.00.

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(c) SARs. An SAR is a grant of the right to receive, upon exercise, the difference between the Fair Market Value of a share of Common Stock on the date of exercise, and the “Grant Value” of each SAR. The Grant Value shall be not less than 100% of Fair Market Value on the date of grant, as set forth in the Award Agreement; provided, however, that the Grant Value of any SAR granted on or before July 17, 2016 shall be at least $1.00. The Committee may not reduce the Grant Value after the date of grant without the consent of the Company’s stockholders, except in accordance with adjustments pursuant to Section 13 hereof. The difference between the Fair Market Value on the date of exercise and the Grant Value, multiplied by the number of SARs exercised (the “Spread”), shall be paid in shares of Common Stock which have a Fair Market Value equal to the Spread, provided, however, that any fractional share shall be paid in cash. Notwithstanding the foregoing, the Company, as determined in the sole discretion of the Committee at the time of grant, shall be entitled to settle its obligation arising out of the exercise of an SAR by the payment of cash equal to the Spread, or by the issuance of a combination of shares of Common Stock and cash, in the proportions determined by the Committee, which have a Fair Market Value equal to the Spread. The other restrictions and conditions of the SARs will be established by the Committee and set forth in the Award Agreement, provided that the period for which an SAR may be exercisable shall not exceed ten years.

8. Option Exercise. Upon exercise of an Option, the Exercise Price may be paid in cash, or if permitted by the Board, in shares of Common Stock either directly or by attestation, or a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise an Option.

9. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of shares under the Plan, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes, but in no event in excess of the minimum withholding required by law. The Company may defer making delivery with respect to Common Stock obtained pursuant to an Award hereunder until arrangements satisfactory to it have been made with respect to any such withholding obligation. If Common Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the Option or SAR is exercised or the Restricted Stock vests. In the case of Restricted Stock Units, such stock will be valued when the Restricted Stock Units are paid to a Participant, in the case of income tax withholding, or when the Restricted Stock Units vest, in the case of employment tax withholding, unless applicable law requires a different time for withholding. Shares of Common Stock used to satisfy tax withholding obligations shall be treated as issued for purposes of determining the number of shares remaining for grant of Awards pursuant to Section 4 hereof.

10. Amendment or Termination of the Plan. The Board may, at any time, amend or terminate the Plan; provided, however, that

(a) subject to Section 13 hereof, no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and

(b) without further approval of the stockholders of the Company, no amendment shall increase the number of shares of Common Stock which may be issued pursuant to Awards hereunder, except for increases resulting from Section 13 hereof.

11. Termination of Employment or Service. If the service-providing relationship of a Participant terminates, or a non-employee director no longer serves on the Board, other than pursuant to paragraphs (a) through (d) of this Section 11, all Awards shall immediately terminate, unless the Award Agreement provides otherwise. If the status of a Participant’s relationship with the Company changes, e.g., from a consultant to an employee or vice versa, it will not be a termination of the service-providing relationship. Notwithstanding the foregoing, if a Participant’s employment or service is terminated for Cause, to the extent the Award is not effectively exercised or has not vested prior to such termination, it shall lapse or be forfeited to the Company immediately upon termination. In all events, an Award will not be exercisable after the end of its term as set forth in the Award Agreement.

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(a) Retirement. When a Participant’s employment terminates as a result of retirement (as such term is defined by the Committee from time to time), the Committee (in the form of an Award Agreement or otherwise) may permit Awards to continue in effect beyond the date of retirement, and the exercisability and vesting of any Award may be accelerated.

(b) Resignation in the Best Interests of the Company. When a Participant resigns from the Company or the Board and, in the judgment of the chief executive officer or other senior officer designated by the Committee, the acceleration and/or continuation of outstanding Awards would be in the best interests of the Company, the Committee may authorize, where appropriate taking into account any regulatory or accounting implications of such action, the acceleration and/or continuation of all or any part of Awards granted prior to such termination.

(c) Death or Disability of a Participant.

(i) In the event of a Participant’s death, the Participant’s estate or beneficiaries shall have a period specified in the Award Agreement within which to receive or exercise any outstanding Award held by the Participant under such terms, and to the extent, as may be specified in the applicable Award Agreement. Rights to any such outstanding Awards shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by applicable law or, absent applicable law, a court of competent jurisdiction. Subject to paragraph (iii) below, Awards so passing shall be exercised or paid out at such times and in such manner as if the Participant were living.

(ii) In the event a Participant is deemed by the Company to be disabled within the meaning of the Award Agreement, or, absent a definition therein, a “permanent and total disability” as defined in Section 22(e)(3) of the Code, the Award shall be exercisable for the period, and to the extent, specified in the Award Agreement. Awards and rights to any such Awards may be paid to or exercised by the Participant, if legally competent, or a legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(iii) Upon a Participant’s termination of employment due to death or “permanent and total disability,” except as otherwise specified in an Award Agreement, any Options held by such Participant shall expire one (1) year from the date of the Participant’s termination of employment.

(iv) After the death or disability of a Participant, the Committee may in its sole discretion at any time (a) terminate restrictions in Award Agreements; and (b) accelerate any or all installments and rights.

(v) In the event of uncertainty as to interpretation of or controversies concerning this paragraph (c) of Section 11, the Committee’s determinations shall be binding and conclusive on all interested parties.

(d) Expiration of Options. Upon a Participant’s termination of employment, except as otherwise specified in an Award Agreement or in paragraph (c) above, any vested Options held by such Participant shall expire ninety (90) days after the date of the Participant’s termination of employment.

(e) No Employment or Service Rights. The Plan shall not confer upon any Participant any right with respect to continuation of employment or service by the Company or service as a director, nor shall it interfere in any way with the right of the Company to terminate any Participant’s employment at any time.

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12. Nonassignability. Except as provided in subsection (c) of Section 11 and this Section 12, no Award or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by anyone other than the Participant to whom it was granted. Notwithstanding the foregoing, the Committee (in the form of an Award Agreement or otherwise) may permit Awards, other than Incentive Stock Options, to be transferred to members of the Participant’s immediate family, to trusts for the benefit of the Participant and/or such immediate family members, and to partnerships or other entities in which the Participant and/or such immediate family members own all the equity interests. For purposes of the preceding sentence, “immediate family” shall mean a Participant’s spouse, issue and spouses of his issue.

13. Adjustments. In the event of any corporate event or transaction, such as a merger, consolidation, share exchange, recapitalization, reorganization, separation, stock dividend, stock split, split-up, spin-off or other distribution of stock or property of the Company, combination of shares, exchange of shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, the Committee, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, in an equitable manner (including adjustments to avoid fractional shares), (a) the number of Common Shares (i) reserved under the Plan, (ii) available for Incentive Stock Options, Restricted Stock or Restricted Stock Units, (iii) for which Awards may be granted to an individual Participant, and (iv) covered by outstanding Awards denominated in stock, (b) the stock prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. In the event of a merger, consolidation, statutory share exchange, acquisition of property or stock, separation, sale or disposition of all or substantially all assets, reorganization or liquidation, the Committee shall be authorized to (a) issue or assume Awards, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new Awards for previously issued awards or an assumption of previously issued awards, (b) convert any outstanding Awards into cash or a right to receive cash on a basis to be determined by the Committee in its sole discretion, and cancel any underwater Awards and/or (c) waive in whole or in part any remaining restrictions or vesting requirements in connection with any Awards. Any adjustment, waiver, conversion or other action taken by the Committee under this Section 13 shall be conclusive and binding on all Participants, the Company and their successors, assigns and beneficiaries. All adjustments under this Section 13 shall be made in a manner such that they will not result in a penalty under Section 409A of the Code.

14. Change of Control. Except as otherwise expressly provided herein or in the applicable Award Agreement, upon a Participant’s involuntary termination of employment or service without Cause within three (3) months prior to or one (1) year following a Change of Control, all Awards (including those that are assumed or were substituted or converted) will become fully vested and, for Options and SARs, immediately exercisable.

15. Notice. Unless otherwise specified in the Award Agreement or in this Plan, any notice to the Company required by any of the provisions of this Plan shall be addressed to the director of human resources or to the chief executive officer of the Company in writing, and shall become effective when it is received by the office of either of them. Any notice to a Participant shall be addressed to the Participant at his last known address as it appears on the Company’s records.

16. Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Illinois without giving effect to its conflicts of law provisions.

17. Effective and Termination Dates. The effective date of the Plan is September 19, 2013, subject to stockholder approval. The Plan shall terminate on September 19, 2023, subject to earlier termination by the Board pursuant to Section 10, after which no Awards may be made under the Plan, but any such termination shall not affect Awards then outstanding or the authority of the Committee to continue to administer the Plan.

18. Other Benefit and Compensation Programs. Payments and other benefits received by a Participant pursuant to an Award shall not be deemed a part of such Participant’s regular, recurring compensation for purposes of the termination or severance plans of the Company and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement, unless the Committee expressly determines otherwise.

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COMMON COMMUNITY FINANCIAL SHARES, INC. 357 Roosevelt Road • Glen Ellyn, IL 60137 Consent of Stockholders in Lieu of a Special Meeting THIS CONSENT MUST BE RETURNED BY DECEMBER 30, 2013 VOTER CONTROL NUMBER: PROXY NUMBER: ONLINE ACCOUNT ACCESS PIN: ACCOUNT NUMBER: SHARES: You may vote by: If choosing one of these options, sign & date card below. INTERNET cfs.ilstk.com TELEPHONE 800.555.8140 SCAN & E-MAILinfo@ilstk.com FAX 630.480.0641 MAIL Return in the envelope provided.(Allow 10 days for mail delivery) Make an individual selection below Easy • Safe • Fast May vote until 11:59 pm CST on December 29, 2013.(DO NOT return card if voting by internet or telephone) THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE CONSENT PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. x The undersigned stockholder of Community Financial Shares, Inc., a Maryland corporation (the “Company”), acting pursuant to Section 2-205 of the Maryland Business Corporation Act, as amended, and in lieu of a special meeting of the Company’s stockholders, hereby acts as follows on the proposal set forth below: 1. A proposal to approve the Community Financial Shares, Inc. 2013 Stock Incentive Plan. CONSENT WITHHOLD CONSENT ABSTAIN THIS CONSENT, WHEN PROPERLY EXECUTED AND DELIVERED AND UNLESS TIMELY REVOKED, WILL BECOME EFFECTIVE WHEN THE COMPANY PUBLICLY ANNOUNCES THAT SUFFICIENT CONSENTS ARE RECEIVED BY THE COMPANY TO APPROVE THE 2013 STOCK INCENTIVE PLAN. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name(s) appears on this consent. When shares are held jointly, each holder should sign. When signing as executor administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

SERIES C PREFERRED COMMUNITY FINANCIAL SHARES, INC. 357 Roosevelt Road • Glen Ellyn, IL 60137 Consent of Stockholders in Lieu of a Special Meeting THIS CONSENT MUST BE RETURNED BY DECEMBER 30, 2013 VOTER CONTROL NUMBER: PROXY NUMBER: ONLINE ACCOUNT ACCESS PIN: ACCOUNT NUMBER: SHARES: You may vote by: If choosing one of these options, sign & date card below. INTERNET cfs.ilstk.com TELEPHONE 800.555.8140 SCAN & E-MAILinfo@ilstk.com FAX 630.480.0641 MAIL Return in the envelope provided.(Allow 10 days for mail delivery) Make an individual selection below Easy • Safe • Fast May vote until 11:59 pm CST on December 29, 2013.(DO NOT return card if voting by internet or telephone) THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE CONSENT PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. x The undersigned stockholder of Community Financial Shares, Inc., a Maryland corporation (the “Company”), acting pursuant to Section 2-205 of the Maryland Business Corporation Act, as amended, and in lieu of a special meeting of the Company’s stockholders, hereby acts as follows on the proposal set forth below: 1. A proposal to approve the Community Financial Shares, Inc. 2013 Stock Incentive Plan. CONSENT WITHHOLD CONSENT ABSTAIN THIS CONSENT, WHEN PROPERLY EXECUTED AND DELIVERED AND UNLESS TIMELY REVOKED, WILL BECOME EFFECTIVE WHEN THE COMPANY PUBLICLY ANNOUNCES THAT SUFFICIENT CONSENTS ARE RECEIVED BY THE COMPANY TO APPROVE THE 2013 STOCK INCENTIVE PLAN. Signature of Stockholder: Date: Signature of Stockholder: Date: Note: Please sign exactly as your name(s) appears on this consent. When shares are held jointly, each holder should sign. When signing as executor administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.